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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 18, 2004

                           ORION POWER HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                 1-16077                              52-2087649
(State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
      of Incorporation)                                                             Identification No.)

              c/o RELIANT ENERGY, INC.
                 1000 MAIN STREET
                  HOUSTON, TEXAS                                               77002
     (Address of Principal Executive Offices)                               (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Energy, Inc.'s press release dated May 18, 2004. All of the outstanding stock of Orion Power Holdings, Inc. is owned by Reliant Energy, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

               99.1 Press Release issued by Reliant Energy, Inc. dated May 18, 2004

               99.2 Purchase and Sale Agreement by and between Orion Power Holdings, Inc. Reliant Energy, Inc., Great Lakes Power Inc. and Brascan Corporation dated as of May 18, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION POWER HOLDINGS, INC.
                                                 (Registrant)


Date: May 21, 2004                          By: /s/ Michael L. Jines
                                               ---------------------------------
                                               Michael L. Jines
                                               Senior Vice President
                                               General Counsel and
                                               Corporate Secretary




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                                  EXHIBIT INDEX


Exhibit
Number        Exhibit Description
-------       -------------------

99.1          Press Release issued by Reliant Energy, Inc. dated May 18, 2004

99.2 Purchase and Sale Agreement by and between Orion Power Holdings, Inc. Reliant Energy, Inc., Great Lakes Power Inc. and Brascan Corporation dated as of May 18, 2004.